Exhibit 99.1

Odyssey Semiconductor to Begin Trading on OTCQB Market Under Symbol “ODII”

ITHACA, N.Y. – August 31, 2020 -- Odyssey Semiconductor Technologies, Inc. (“Odyssey Semiconductor” or the “Company”), a semiconductor device company developing innovative high-voltage power switching components and systems based on proprietary Gallium Nitride (GaN) processing technology, today announced the Company received approval from OTC Markets Group to list the Company’s common stock on the OTCQB® Venture Market (the “OTCQB”) under the symbol “ODII” as of market open on August 27, 2020.

“Odyssey Semiconductor’s listing as a publicly traded company on the OTCQB marks an important milestone for our company,” said Alex Behfar, Executive Chairman and Acting CEO of Odyssey Semiconductor. “We are proud of the accomplishments our team has made so far to develop GaN as the leading high voltage power switching semiconductor material, and we believe that the listing will provide the Company with broader market exposure and visibility, and enhance liquidity for our investors.”

GaN based systems outperform silicon (Si) and silicon carbide (SiC) based systems due to the superior material properties of GaN. To date, GaN devices have proven difficult to process using standard semiconductor processing methods. Odyssey Semiconductor has developed a novel processing modification that will allow GaN to be processed in a manner that, for the first time, will make production of high voltage GaN power switching devices viable.

The premium power switching device market, which is described as applications where Si based systems perform insufficiently, is projected to reach over $3.5 billion by 2025 and is currently dominated by the semiconductor material SiC. This growth is largely driven by the rapid adoption of electric vehicles and hybrid electric vehicles and the growing number of installations of renewables such as solar and wind power as well as increased demand for more efficient industrial motor drives.

About Odyssey Semiconductor Technologies, Inc.

Odyssey Semiconductor Technologies, Inc. is developing disruptive proprietary technology that will allow for gallium nitride (GaN) to replace silicon carbide (SiC) as the leading high voltage power switching semiconductor material. Based in Ithaca, NY, the Company operates a 10,000 sq.ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service, filling the gap between university labs and large-scale wafer foundries. For more information, please visit https://www.odysseysemi.com/.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management's current expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

SOURCE Odyssey Semiconductor Technologies, Inc.